UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            March 23, 2005

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3125 Myers Street, Riverside, California    92503-5527

(Address of principal executive offices)

Registrant’s telephone number, including area code        (951) 351-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 7.01. Regulation FD Disclosure.

On March 23, 2005, Fleetwood Enterprises, Inc. held an investor conference call to introduce its new President and Chief Executive Officer, Elden L. Smith.  A transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. An audio replay of the conference call also will be available at the Company’s website, www.fleetwood.com. Please see the headings Company Information and Events/Conf. Calls to access this audio replay.

During the call, Boyd R. Plowman, the Company’s Chief Financial Officer, stated that deferred dividends on the Company’s convertible trust preferred securities come due in August 2006.  They in fact come due in November 2006.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	Transcript of conference call with Elden L. Smith, President and Chief Executive Officer of Fleetwood Enterprises, Inc., conducted on March 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: March 31, 2005

	By:	/s/ Leonard J. McGill

Leonard J. McGill

Senior Vice President, Corporate Finance; Chief Governance Officer

Index to Exhibits

Exhibit 99.1	Transcript of conference call with Elden L. Smith, President and Chief Executive Officer of Fleetwood Enterprises, Inc., conducted on March 23, 2005.